Exhibit 1
                      1,044,000 Trust Preferred Securities
                         LOCAL FINANCIAL CAPITAL TRUST I
                               (a Delaware Trust)

                     Fully and Unconditionally Guaranteed by
                           LOCAL FINANCIAL CORPORATION
                            (a Delaware corporation)

                   ___ % Cumulative Trust Preferred Securities
            (Liquidation Amount of $25 Per Trust Preferred Security)


                             UNDERWRITING AGREEMENT

                                                             September ___, 1999

A.G. EDWARDS & SONS, INC.
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
KEEFE, BRUYETTE & WOODS, INC.
As Representatives of the Several Underwriters
     c/o A.G. Edwards & Sons, Inc.
     One North Jefferson Avenue
     St. Louis, Missouri 63103

         The undersigned, Local Financial Capital Trust I (the "Trust"), a statutory business trust organized under the Business Trust Act of the State of Delaware (the "Delaware Act"), and Local Financial Corporation, a Delaware corporation (the "Company" and, together with the Trust, the "Offerors"), hereby address you as the representatives (the "Representatives") of each of the persons, firms and corporations listed on Schedule I hereto (collectively, the "Underwriters") and hereby confirm their agreement with the several Underwriters as follows:

         1. Description of Trust Preferred Securities. The Trust proposes to issue and sell to the Underwriters 1,044,000 ___% cumulative trust preferred securities (liquidation amount of $25 per preferred security) of the Trust (the "Initial Trust Preferred Securities"). Solely for the purpose of covering overallotments in the sale of the Initial Trust Preferred Securities, the Trust further proposes to grant to the Underwriters the right to purchase up to an additional 156,000 Trust Preferred Securities (the "Option Trust Preferred Securities and, together with the Initial Trust Preferred Securities, the "Trust Preferred Securities"), as provided in Section 3 of this Agreement. The Trust Preferred Securities are more fully described in the Prospectus (as defined below).




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         The Trust Preferred Securities will be guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and amounts payable upon liquidation or redemption (the "Preferred Securities Guarantee") pursuant to the Trust Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), to be dated as of the Closing Date (as defined below), executed and delivered by the Company and The Bank of New York, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Trust Preferred Securities, and will be entitled to the benefits of certain backup undertakings described in the Prospectus with respect to the Company's agreement pursuant to the Supplemental Indenture (as defined below) to pay all expenses relating to the administration of the Trust. The entire proceeds from the sale of the Trust Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Trust Common Securities" and, together with the Trust Preferred Securities, the "Trust Securities") and will be used by the Trust to purchase $_______ of ___% Junior Subordinated Deferrable Interest Debentures due 2029 (the "Subordinated Debentures" and, together with the Trust Preferred Securities and the Preferred Securities Guarantee, the "Offered Securities") issued by the Company. The Trust Common Securities have been guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and amounts payable upon liquidation or redemption (the "Common Securities Guarantee" and, together with the "Preferred Securities Guarantee," the "Guarantees") pursuant to a Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the "Preferred Securities Guarantee Agreement," the "Guarantee Agreements"), to be dated as of the Closing Date, executed and delivered by the Company for the benefit of the holders from time to time of the Trust Common Securities. The Offerors each understand that the Underwriters propose to offer the Trust Preferred Securities to the public upon the terms and conditions set forth in the Registration Statement (as defined below) as soon as they deem advisable after this Agreement has been executed and delivered, and the Declaration (as defined below), the Indenture (as defined below) and the Preferred Securities Guarantee Agreement have each been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

         The Trust Preferred Securities and the Trust Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust of the Trust, to be dated as of the Closing Date (such Amended and Restated Declaration, including Annex I and any exhibits thereto, the "Declaration"), among the Company, as sponsor, The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and Edward A. Townsend, Jan A. Norton and Richard L. Park, as administrative trustees (the "Administrative Trustees" and, together with the Property Trustee and the Delaware Trustee, the "Trustees"), and the holders, from time to time, of undivided beneficial interests in the assets of the Trust. The Subordinated Debentures will be issued pursuant to an indenture, to be dated as of the Closing Date (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Debt Trustee").

         2. Purchase, Sale and Delivery of Initial Trust Preferred Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms


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and conditions herein set forth, the Offerors agree to sell to the Underwriters, and each such Underwriter agrees, severally and not jointly, (a) to purchase from the Offerors, at a purchase price of $25 per Trust Preferred Security, the number of Initial Trust Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto and (b) to purchase from the Offerors any additional number of Option Trust Preferred Securities which such Underwriter may become obligated to purchase pursuant to Section 3 hereof.

         The Trust will deliver definitive certificates for the Initial Trust Preferred Securities at the office of A.G. Edwards & Sons, Inc., 77 Water Street, New York, New York ("Edwards' Office"), or such other place as you and the Company may mutually agree upon, for the accounts of the Underwriters against payment to the Trust of the purchase price for the Initial Trust Preferred Securities sold by them to the several Underwriters by wire transfer of immediately available funds payable to the order of the Trust and delivered to One North Jefferson Avenue, St. Louis, Missouri 63103, or at such other place as may be agreed upon between you and the Company (the "Place of Closing"), at 10:00 a.m., New York time, on ____________, 1999, or at such other time and date not later than five full business days thereafter as you and the Company may agree, such time and date of payment and delivery being herein called the "Closing Date."

         The certificates for the Initial Trust Preferred Securities to be so delivered will be made available to you for inspection at Edwards' Office (or such other place as you and the Company may mutually agree upon) at least one full business day prior to the Closing Date and will be in such names and denominations as you may request at least forty-eight hours prior to the Closing Date.

         It is understood that an Underwriter, individually, may (but shall not be obligated to) make payment on behalf of the other Underwriters whose funds shall not have been received prior to the Closing Date for Initial Trust Preferred Securities to be purchased by such Underwriter. Any such payment by an Underwriter shall not relieve the other Underwriters of any of their obligations hereunder.

         As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Offered Securities will ultimately be used to purchase the Subordinated Debentures of the Company, the Company hereby agrees to pay at Closing Time to A.G. Edwards & Sons, Inc., for the accounts of the several Underwriters, a commission per Trust Preferred Security set forth on Schedule II hereto. At the Closing Time, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under this Section 2 by wire transfer of immediately available funds to a bank account designated by A.G. Edwards & Sons, Inc. for the account of the Underwriters.

         3. Purchase, Sale and Delivery of the Option Trust Preferred Securities. The Offerors hereby grant options to the Underwriters to purchase from them up to 156,000 Trust Preferred Securities on the same terms and conditions as the Initial Trust Preferred Securities; provided, however, that such options may be exercised only for the purpose of covering any over



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allotments which may be made by them in the sale of the Initial Trust Preferred
Securities. No Option Trust Preferred Securities shall be sold or delivered unless the Initial Trust Preferred Securities previously have been, or simultaneously are, sold and delivered.

         The options are exercisable on behalf of the several Underwriters by you, as Representatives, at any time, and from time to time, before the expiration of 30 days from the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next day thereunder when the Nasdaq National Market is open for trading), for the purchase of all or part of the Option Trust Preferred Securities covered thereby, by notice given by you to the Company and the Trust in the manner provided in Section 12 hereof, setting forth the number of Option Trust Preferred Securities as to which the Underwriters are exercising the options, and the date of delivery of said Option Trust Preferred Securities, which date shall not be more than five business days after such notice unless otherwise agreed to by the parties. You may terminate the options at any time, as to any unexercised portion thereof, by giving written notice to the Company and the Trust to such effect.

         You, as Representatives, shall make such allocation of the Option Trust Preferred Securities among the Underwriters as may be required to eliminate purchases of fractional Trust Preferred Securities.

         Delivery of the Option Trust Preferred Securities with respect to which the options shall have been exercised shall be made to or upon your order at Edwards' Office (or at such other place as you and the Company may mutually agree upon), against payment by you of the per Trust Preferred Security purchase price to the Trust by wire transfer of immediately available funds. Such payment and delivery shall be made at 10:00 a.m., New York time, on the date designated in the notice given by you as above provided for (which may be the same as the Closing Date), unless some other date and time are agreed upon, which date and time of payment and delivery are called the "Option Closing Date." The certificates for the Option Trust Preferred Securities to be so delivered will be made available to you for inspection at Edwards' Office at least one full business day prior to the Option Closing Date and will be in such names and denominations as you may request at least forty-eight hours prior to the Option Closing Date. On the Option Closing Date, the Company and the Trust shall provide the Underwriters such representations, warranties, agreements, opinions, letters, certificates and covenants with respect to the Option Trust Preferred Securities as are required to be delivered on the Closing Date with respect to the Initial Trust Preferred Securities.

         As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Offered Securities will ultimately be used to purchase the Subordinated Debentures of the Company, the Company hereby agrees to pay at Closing Time to A.G. Edwards & Sons, Inc., for the accounts of the several Underwriters, a commission per Trust Preferred Security set forth on Schedule II hereto. At the Closing Time, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under this Section 3



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by wire transfer of immediately available funds to a bank account designated by
A.G. Edwards & Sons, Inc. for the account of the Underwriters.

         4. Representations, Warranties and Agreements of the Offerors. (a) Each Offeror, jointly and severally, represents and warrants to and agrees with each Underwriter that:

                  (i) A registration statement (Registration No. ______-_____) on Form S-3 for the registration of up to $30,000,000 of (i) Trust Preferred Securities, (ii) Preferred Securities Guarantees and (iii) Subordinated Debentures, including a preliminary prospectus, and such amendments to such registration statement as may have been required to the date of this Agreement, has been carefully prepared by the Offerors pursuant to and in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the rules and regulations of the Securities and Exchange Commission (the "SEC") under the 1933 Act (the "1933 Act Rules and Regulations") and has been filed with the SEC under the 1933 Act. Each of the Offerors meets the requirements for use of Form S-3 under the 1933 Act. Copies of such registration statement, including any amendments thereto, each related preliminary prospectus (meeting the requirements of Rule 430 or 430A of the 1933 Act Rules and Regulations) contained therein, and the exhibits, financial statements and schedules thereto have heretofore been delivered by the Offerors to you. If such registration statement has not become effective under the 1933 Act, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Offerors with the SEC. If such registration statement has become effective under the 1933 Act, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the 1933 Act Rules and Regulations will be filed promptly by the Offerors with the SEC in accordance with Rule 424(b) of the 1933 Act Rules and Regulations. The term "Registration Statement" as used herein means the registration statement as amended at the time it becomes effective under the 1933 Act (the "Effective Date"), including financial statements and all exhibits and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act and, if applicable, the information deemed to be included by Rule 430A of the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to such registration statement will be filed and must be declared effective before the offering of the Offered Securities may commence, the term "Registration Statement" as used herein means the registration statement as amended by said post-effective amendment. If an abbreviated registration statement is prepared and filed with the SEC in accordance with Rule 462(b) under the 1933 Act (an "Abbreviated Registration Statement"), the term "Registration Statement" as used in this Agreement includes the Abbreviated Registration Statement. The term "Prospectus" as used herein means (i) the prospectus as first filed with the SEC pursuant to Rule 424(b) of the 1933 Act Rules and Regulations, or (ii) if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date or (iii) if a Term Sheet or abbreviated Term Sheet (as such terms are



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         defined in Rule 434(b) and 434(c), respectively, of the 1933 Act Rules and Regulations) is filed with the SEC pursuant to Rule 424(b)(7) of the 1933 Act Rules and Regulations, the Term Sheet or Abbreviated Term Sheet and the last Preliminary Prospectus filed with the SEC prior to the time the Registration Statement became effective, taken together, including, in each case, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act. The term "Preliminary Prospectus" as used herein shall mean a preliminary prospectus as contemplated by Rule 430 or 430A of the 1933 Act Rules and Regulations included at any time in the Registration Statement. For purposes of this Agreement, the words "amend," "amendment," "amended," "supplement" or "supplemented" with respect to the Registration Statement or the Prospectus shall mean amendments or supplements to the Registration Statement or the Prospectus, as the case may be; as well as documents filed after the date of this Agreement and prior to the completion of the distribution of the Trust Preferred Securities and incorporated by reference therein as described above.

                  (ii) Neither the SEC nor any state or other jurisdiction or other regulatory body has issued, and neither is, to the knowledge of the Offerors, threatening to issue, any stop order under the 1933 Act or other order suspending the effectiveness of the Registration Statement (as amended or supplemented) or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the qualification or registration of the Offered Securities for offering or sale in any jurisdiction nor instituted or, to the knowledge of the Offerors, threatened to institute proceedings for any such purpose. Each Preliminary Prospectus at its date of issue, the Registration Statement and the Prospectus and any amendments or supplements thereto contain or will contain, as the case may be, all statements which are required to be stated therein, and in all material respects conform or will conform, as the case may be, to the requirements of, the 1933 Act and the 1933 Act Rules and Regulations and the 1939 Act and the rules and regulations of the SEC under the rules and regulations of the SEC under the 1939 Act (the "1939 Act Rules and Regulations"). Neither the Registration Statement nor any amendment thereto, as of the applicable effective date, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and neither any Preliminary Prospectus, the Prospectus nor any supplement thereto contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Offerors make no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Offerors relating to the Underwriters by or on behalf of the Underwriters expressly for use in the preparation thereof (as provided in Section 13 hereof). There is no contract or document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the

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         Registration Statement which is not described or filed as required. The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the SEC, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations adopted by the SEC thereunder (the "1934 Act
         Rules and Regulations"); any future documents incorporated by reference so filed, when they are filed, will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Rules and Regulations; no such incorporated document contained or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, when read together and with the other information in the Prospectus, at the time the Registration Statement became effective and at the Closing Date (and the Option Closing Date, if applicable), each such incorporated document did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Offered Securities was identical to the electronically transmitted copies thereof filed with the SEC pursuant to EDGAR, except to the extent permitted by Regulation S-T under the 1933 Act Rules and Regulations.

                  (iii) This Agreement has been duly authorized, executed and delivered by each of the Offerors and constitutes a valid and legally binding obligation of each of the Offerors enforceable against each of the Offerors in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (the "Bankruptcy Exceptions").

                  (iv) The Company and its subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of the states or other jurisdictions in which they are incorporated, with full power and authority (corporate and other) to own, lease and operate their properties and conduct their businesses as described in the Prospectus and, with respect to the Company, to execute and deliver, and perform the Company's obligations under, this Agreement, the Guarantee Agreements, the Guarantees, the Indenture and the Subordinated Debentures; the Company and its subsidiaries are duly qualified to do business as foreign corporations in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect. The term "Material Adverse Effect" as used herein means any material adverse effect on the condition (financial or other), net worth, business, affairs, management, prospects, results of operations or cash flow of the Company and its subsidiaries, taken as a whole.


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                  (v) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Trust Securities and the Declaration and to own and hold the Subordinated Debentures; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration and described in the Prospectus and is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is duly qualified to transact business as a foreign Company and is in good standing under the laws of each jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify would not have a material adverse effect on the Trust; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles; and the Trust has no subsidiaries.

                  (vi) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree otherwise than as set forth in the Prospectus and, since the respective dates as of which information is given in the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth in the Prospectus.

                  (vii) The execution, delivery and performance of this Agreement, the Guarantee Agreements, the Guarantees, the Indenture, the Subordinated Debentures and the Trust Securities and the consummation of the transactions contemplated herein and therein, including, without limitation, the issuance by the Company of the Subordinated Debentures and the Guarantees, the compliance by the Company with all of the provisions of this Agreement, the use of the proceeds from the sale of the Offered Securities as described in the Prospectus under the caption "Use of Proceeds" and the distribution by the Company of the Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Declaration and described in the Prospectus, have been duly authorized by all necessary corporate action of the Company, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries

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         under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, except to such extent as, individually or in the aggregate, does not have a Material Adverse Effect; nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Company or any of its subsidiaries or any statute, rule, regulation or other law, or any order or judgment of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance by the Offerors of their obligations under this Agreement, the Declaration, the Guarantee Agreements, the Guarantees, the Indenture, the Subordinated Debentures or the Trust Securities, the issuance and sale of the Offered Securities or the consummation of the transactions contemplated by this Agreement or any of the foregoing, except such as have been, or will be prior to the Closing Date, obtained under the 1933 Act or as may be required by the National Association of Securities Dealers, Inc. (the "NASD") and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Trust Preferred Securities by the Underwriters.


                  (viii) The execution, delivery and performance of this Agreement, the Declaration and the Trust Securities and the consummation of the transactions contemplated herein and therein, including, without limitation, the issuance and sale of the Trust Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement and the Declaration, the purchase of the Subordinated Debentures by the Trust from the Company, the distribution of the Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Declaration and described in the Prospectus, have been duly authorized by all necessary action (corporate or otherwise) on the part of the Trust, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Trust under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the properties or assets of the Trust is subject, except to such extent as, individually or in the aggregate, does not have a material adverse effect on the Trust; nor will such action result in any violation of the provisions of the Declaration or the Trust's certificate of trust (the "Certificate of Trust") or any statute, rule, regulation or other law, or any order or judgment, of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance by the Trust of its obligations under this


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         Agreement, the Declaration, the Certificate of Trust or the Trust
         Securities, the issuance and sale of the Trust Securities or the consummation of the transactions contemplated by this Agreement or any of the foregoing, except such as have been, or will be prior to the Closing Date, obtained under the 1933 Act or as may be required by the NASD and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Trust Preferred Securities by the Underwriters.

                  (ix) The Declaration has been duly authorized by each of the Offerors; each of the Administrative Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration; on the Closing Date, the Declaration will have been duly executed and delivered by the Company and the Administrative Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will be a valid and binding obligation of the Company and the Administrative Trustees, enforceable against the Company and the Administrative Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Declaration has been duly qualified under the 1939 Act; and the Declaration conforms to all statements relating thereto contained in the Prospectus.

                  (x) The Trust Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company in accordance with the terms of the Declaration and against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the issuance of the Trust Common Securities is not subject to preemptive or other similar rights; no holder of Trust Common Securities will be subject to personal liability by reason of being such a holder; on the Closing Date, all of the issued and outstanding Trust Common Securities will be directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and the Trust Common Securities conform to all statements relating thereto contained in the Prospectus.

                  (xi) The Trust Preferred Securities have been duly and validly authorized and, when issued and delivered pursuant to this Agreement against payment therefor as provided herein, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Declaration; the issuance of the Trust Preferred Securities is not subject to preemptive or other similar rights; holders of the Trust Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware; and the Trust Preferred Securities conform to all statements relating




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         thereto contained in the Prospectus and such description conforms to the provisions of the Declaration.

                  (xii) The Indenture has been duly authorized by the Company; on the Closing Date, the Indenture will have been duly executed and delivered by the Company, and, assuming the due authorization, execution and delivery of the Indenture by the Debt Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture has been duly qualified under the 1939 Act; and the Indenture conforms to all statements relating thereto contained in the Prospectus.

                  (xiii) The Subordinated Debentures have been duly authorized by the Company; on the Closing Date, the Subordinated Debentures will have been duly executed and delivered by the Company, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Subordinated Debentures are subordinate and junior in right of payment to all "senior indebtedness" and "subordinated indebtedness" (as such terms are defined in the Indenture); the Subordinated Debentures will be in the form contemplated by, and will be entitled to the benefits of, the Indenture; and the Subordinated Debentures conform to all statements relating thereto contained in the Prospectus.

                  (xiv) Each of the Guarantee Agreements has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, in the case of the Preferred Securities Guarantee Agreement, assuming due authorization, execution and delivery by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Preferred Securities Guarantee Agreement has been duly qualified under the 1939 Act; the Company's obligations under the Preferred Securities Guarantee will be subordinate and junior in right of payment to all liabilities of the Company and will be pari passu with [the most senior preferred stock of the Company and] with any guarantees of the Company entered into with respect to any preferred securities of an affiliate of the Company; and each of the Guarantees and the Guarantee Agreements conform to the statements relating thereto contained in the Prospectus.

                  (xv) The Company has duly and validly authorized capital stock as set forth in the Prospectus; all outstanding shares of common stock of the Company have been duly authorized, validly issued, fully paid and non-assessable. Except as disclosed in the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or rights related to or entitling any person to purchase or otherwise to acquire any shares of, or any security convertible into or exchangeable or exercisable for, the capital stock of, or other ownership interest in, the Company. The outstanding shares of capital stock of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and are not the subject of any agreement or understanding with any person and were not issued in violation of any preemptive or similar rights; and there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or instruments related to or entitling any person to purchase or otherwise acquire any shares of, or any security convertible into or exchangeable or exercisable for, the capital stock of, or other ownership interest in any of the subsidiaries. Other than the subsidiaries listed on Schedule III, the Company has no subsidiaries which, either individually or considered in the aggregate as a single subsidiary, constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

                  (xvi) The statements set forth in the Prospectus describing the Trust Preferred Securities, the Junior Subordinated Debentures, the Guarantees, this Agreement, the Declaration of Trust, the Guarantee Agreements, the Indenture, federal tax laws and ERISA, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

                  (xvii) Each of the Company and each of its subsidiaries is in possession of and is operating in compliance with all franchises, grants, authorizations, licenses, certificates, permits, easements, consents, orders and approvals ("Permits") from all state, federal, foreign and other regulatory authorities, and has satisfied the requirements imposed by regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, that are required for the Company and each of its subsidiaries lawfully to own, lease and operate their properties and conduct their businesses as described in the Prospectus, and, each of the Company and each of its subsidiaries is conducting its business in compliance with all of the laws, rules and regulations of each jurisdiction in which it conducts its business, in each case with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect; each of the Company and each of its subsidiaries has filed all notices, reports, documents or other information ("Notices") required to be filed under applicable laws, rules and regulations, in each case, with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect; and, except as otherwise specifically described in the Prospectus, neither the Company nor any of its subsidiaries has received any notification from any court or governmental body, authority or agency, relating to the revocation or modification of any such Permit or, to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification ("Approvals") from such regulatory authority is needed to be obtained by any of them, in any case where it could be reasonably expected that obtaining such Approvals or the failure to obtain such Approvals, individually or in the aggregate, would have a Material Adverse Effect.

                  (xviii) Neither the Company nor Local Oklahoma Bank (the "Bank") is in violation of any rule or regulation of the Board of Governors of the Federal Reserve, the Office of the Comptroller of the Currency or the Federal Deposit Insurance Corporation that could reasonably be expected to result in any enforcement action against the Company, the Bank or their officers or directors or to have a Material Adverse Effect.

                  (xix) The Company and each of its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and paid all taxes shown as due thereon; all such tax returns are complete and correct in all material respects; all tax liabilities are adequately provided for on the books of the Company and each of its subsidiaries except to such extent as would not have a Material Adverse Effect; the Company and each of its subsidiaries have made all necessary payroll tax payments and are current and up-to-date; and the Company and each of its subsidiaries have no knowledge of any tax proceeding or action pending or threatened against the Company, any of its subsidiaries or the Trust which, individually or in the aggregate, might have a Material Adverse Effect.

                  (xx) Except as described in the Prospectus, the Company and each of its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  (xxi) The Company and each of its subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances, restrictions and defects except such as are described in the Prospectus or do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property; and any property held under lease or sublease by the Company or any of its subsidiaries is held under valid, subsisting and enforceable leases or subleases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and neither the Company nor any of its subsidiaries has any notice or knowledge of any material claim of any sort which has been, or may be, asserted by anyone adverse to the Company's or any of its subsidiaries rights as lessee or sublessee under any lease or sublease described above, or affecting or questioning the Company's or any of its subsidiaries' rights to the continued possession of the leased or subleased premises under any such lease or sublease in conflict with the terms thereof.

                  (xxii) Except as described in the Prospectus, there is no factual basis for any action, suit or other proceeding involving the Company or any of its subsidiaries or any of their material assets for any failure of the Company or any of its subsidiaries, or any predecessor thereof, to comply with any requirements of federal, state or local regulation relating to air, water, solid waste management, hazardous or toxic substances, or the protection of health or the environment. Except as described in the Prospectus, none of the property owned or leased by the Company or any of its subsidiaries is, to the best knowledge of the Company, contaminated with any waste or hazardous substances, and neither the Company nor any of its subsidiaries may be deemed an "owner or operator" of a "facility" or "vessel" which owns, possesses, transports, generates or disposes of a "hazardous substance" as those terms are defined in ss.9601 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.9601 et seq.

                  (xxiii) No labor disturbance exists with the employees of the Company or any of its subsidiaries or is imminent which, individually or in the aggregate, would have a Material Adverse Effect. None of the employees of the Company or any of its subsidiaries is represented by a union and, to the best knowledge of the Company and its subsidiaries, no union organizing activities are taking place. Neither the Company nor any of its subsidiaries has violated any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, nor any applicable wage or hour laws, or the rules and regulations thereunder, or analogous foreign laws and regulations, which might, individually or in the aggregate, result in a Material Adverse Effect.

                  (xxiv) The Company and its subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company and its subsidiaries would have any liability; the Company and its subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (xxv) The Company and its subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, directors' and officers' insurance, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. Neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it and its subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                  (xxvi) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in default or violation with respect to its certificate of incorporation or by-laws. Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, or in violation of any statutes, laws, ordinances or governmental rules or regulations or any orders or decrees to which it is subject, including, without limitation, Section 13 of the 1934 Act, which default or violation, individually or in the aggregate, would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has, at any time during the past five years, (A) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law, or (B) made any payment to any state, federal or foreign government official, or other person charged with similar public or quasi-public duty (other than payment required or permitted by applicable law).

                  (xxvii) The Trust is not in violation of its Declaration or the Certificate of Trust; the Trust is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject or in violation of any statutes, laws, ordinances or governmental rules or regulations or any orders of decrees to which it is subject, which default or violation, individually or in the aggregate would have a material adverse effect on the Trust.

                  (xxviii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, any of its subsidiaries or the Trust is a party or of which any property of the Company, any of its subsidiaries or the Trust is the subject that, if determined adversely to the Company, any of its subsidiaries or the Trust, would individually or in the aggregate have a Material Adverse Effect or which would materially and adversely affect the consummation of the transactions contemplated hereby or which is required to be disclosed in the Prospectus; to the best of the Company's and the Trust's knowledge, no such proceedings are threatened or contemplated.

                  (xxix) Neither the Company nor the Trust is or, after giving effect to the issuance and sale of the Offered Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus, will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxx) KPMG, the accounting firm which has certified certain of the financial statements filed with or incorporated by reference in and as a part of the Registration Statement, is an independent public accounting firm within the meaning of the 1933 Act and the 1933 Act Rules and Regulations. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto. The consolidated financial statements and schedules of the Company, including the notes thereto, filed with (or incorporated by reference) and as a part of the Registration Statement or Prospectus, are accurate in all material respects and present fairly the financial condition of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations and changes in financial position and consolidated statements of cash flow for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise disclosed therein. All adjustments necessary for a fair presentation of results for such periods have been made. The selected financial data included or incorporated by reference in the Registration Statement and Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements. Any operating or other statistical data included or incorporated by reference in the Registration Statement and Prospectus comply in all material respects with the 1933 Act and the 1933 Act Rules and Regulations and present fairly the information shown therein. The supporting schedules, if any, included in the Registration Statement present fairly, in accordance with generally accepted accounting principles, the information required to be stated therein.

                  (xxxi) Except as disclosed in the Prospectus, no holder of any security of the Company has any right to require registration of shares of common stock or any other security of the Company because of the filing of the Registration Statement or the consummation of the transactions contemplated hereby and, except as disclosed in the Prospectus, no person has the right to require registration under the 1933 Act of any shares of common stock or other securities of the Company. No person has the right, contractual or otherwise, to cause the Company to permit such person to underwrite the sale of any of the Offered Securities. Except for this Agreement, there are no contracts, agreements or understandings between the Company, any of its subsidiaries or the Trust and any person that would give rise to a valid claim against the Company, its subsidiaries, the Trust or any Underwriter for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Offered Securities.

                  (xxxii) The Company has not distributed and, prior to the later to occur of (i) the Closing Date or the Option Closing Date, if any, and (ii) completion of the distribution of the Offered Securities, will not distribute any offering material in connection with the offering and sale of the Offered Securities other than the Registration Statement, the Preliminary Prospectus or the Prospectus.

                  (xxxiii) Each of the Company and each of its subsidiaries has statutory authority, franchises, and consents free from burdensome restrictions and adequate for the conduct of the business in which it is engaged.

         (b) Any certificate signed by any officer of the Company or by a Trustee of the Trust and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Trust, as the case may be, to each Underwriter as to the matters covered thereby.

         5. Additional Covenants. Each of the Offerors, jointly and severally, covenants and agrees with the several Underwriters that:

         (a) The Offerors will timely transmit copies of the Prospectus, and any amendments or supplements thereto, or a Term Sheet or Abbreviated Term Sheet, as applicable, to the SEC for filing pursuant to Rule 424(b) of the 1933 Act Rules and Regulations.

         (b) The Offerors will deliver to each of the Representatives, and to counsel for the Underwriters (i) five signed copies of the Registration Statement as originally filed, including copies of exhibits thereto (other than any exhibits incorporated by reference therein), of any amendments and supplements to the Registration Statement (including all documents incorporated by reference therein) and (ii) a signed copy of each consent and certificate included or incorporated by reference in, or filed as an exhibit to, the Registration Statement as so amended or supplemented; the Offerors will deliver to the Underwriters through the Representatives as soon as practicable after the date of this Agreement as many copies of the Prospectus (including all documents incorporated by reference therein) as the Representatives may reasonably request for the purposes contemplated by the 1933 Act; if the Registration

Statement is not effective under the 1933 Act, the Offerors will use their best efforts to cause the Registration Statement to become effective as promptly as possible, and they will notify you, promptly after they shall receive notice thereof, of the time when the Registration Statement has become effective; the Offerors will promptly advise the Representatives of any request of the SEC for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, and of the issuance by the SEC or any state or other jurisdiction or other regulatory body of any stop order under the 1933 Act or other order suspending the effectiveness of the Registration Statement (as amended or supplemented) or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the qualification or registration of the Offered Securities for offering or sale in any jurisdiction, and of the institution or threat of any proceedings therefor, of which the Offerors shall have received notice or otherwise have knowledge prior to the completion of the distribution of the Offered Securities; and the Offerors will use their best efforts to prevent the issuance of any such stop order or other order and, if issued, to secure the prompt removal thereof.

         (c) The Offerors will not file any amendment or supplement to the Registration Statement, the Prospectus (or any other prospectus relating to the Offered Securities filed pursuant to Rule 424(b) of the 1933 Act Rules and Regulations that differs from the Prospectus as filed pursuant to such Rule 424(b)) and will not file any document under the 1934 Act before the termination of the offering of the Offered Securities by the Underwriters if the document would be deemed to be incorporated by reference into the Registration Statement or the Prospectus, of which the Underwriters shall not previously have been advised and furnished with a copy or to which the Underwriters shall have reasonably objected or which is not in compliance with the 1933 Act Rules and Regulations; and the Offerors will promptly notify you after they shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed.

         (d) During the period when a prospectus relating to any of the Offered Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, the Offerors will comply, at their own expense, with all requirements imposed by the 1933 Act and the 1933 Act Rules and Regulations, as now and hereafter amended, and by the rules and regulations of the SEC thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealing in the Offered Securities during such period in accordance with the provisions hereof and as contemplated by the Prospectus.

         (e) If, during the period when a prospectus relating to any of the Offered Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, (i) any event relating to or affecting the Offerors or of which the Offerors shall be advised in writing by the Representatives shall occur as a result of which, in the opinion of the Offerors or the Representatives, the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the 1933 Act, the 1933 Act Rules and Regulations, the 1934 Act, the 1934 Act Rules and Regulations, the 1939 Act or the 1939 Act Rules and Regulations, the Offerors will forthwith at their expense prepare and file with the SEC, and furnish to the Representatives a reasonable number of copies of, such amendment or supplement or other filing that will correct such statement or omission or effect such compliance.

         (f) During the period when a prospectus relating to any of the Offered Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, the Offerors will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Offered Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Representatives may reasonably designate and will file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Offerors shall not be required to qualify as a foreign corporation or shall be required to qualify as a dealer in securities or to file a general consent to service of process under the laws of any jurisdiction.

         (g) In accordance with Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations, the Trust will make generally available to its security holders and to holders of the Offered Securities, as soon as practicable, an earning statement (which need not be audited) in reasonable detail covering the 12 months beginning not later than the first day of the month next succeeding the month in which occurred the effective date (within the meaning of Rule 158) of the Registration Statement.

         (h) During the period when a prospectus relating to any of the Offered Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, the Offerors will file promptly all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act. The Company will furnish to its security holders annual reports containing financial statements audited by independent public accountants and quarterly reports containing financial statements and financial information which may be unaudited. The Company will, for a period of five years from the Closing Date, deliver to the Underwriters at their principal executive offices a reasonable number of copies of annual reports, quarterly reports, current reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with any securities exchange or market pursuant to the requirements of such exchange or market or with the SEC pursuant to the 1933 Act or the 1934 Act. The Company will deliver to the Underwriters similar reports with respect to any significant subsidiaries, as that term is defined in the 1933 Act Rules and Regulations, which are not consolidated in the Company's financial statements. Any report, document or other information required to be furnished under this paragraph (h) shall be furnished as soon as practicable after such report, document or information becomes available.

         (i) During the period beginning from the date of this Agreement and continuing to and including the earlier of (i) the termination of trading restrictions on the Securities, as determined by the Underwriters, and (ii) 30 days after the Closing Date, none of the Company, the Trust or any of the Company's subsidiaries will, without the prior written consent of the Representatives, offer for sale, sell or enter into any agreement to sell, or otherwise dispose of, any Trust Preferred Securities, any Subordinated Debentures, any security convertible into or exchangeable into or exercisable for Trust Preferred Securities or the Subordinated Debentures or any securities substantially similar to any of the foregoing or file any registration statement under the 1933 Act with respect to any of the foregoing (except for the Subordinated Debentures and the Trust Preferred Securities issued pursuant to this Agreement).

         (j) The Trust will use the proceeds received by it from the sale of the Offered Securities as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of Item 504 of Regulation S-K. The Company will apply the proceeds from the sale of the Offered Securities as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of Item 504 of Regulation S-K.

         (k) The Company will promptly provide you with copies of all correspondence to and from, and all documents issued to and by, the SEC in connection with the registration of the Offered Securities under the 1933 Act or relating to any documents incorporated by reference into the Registration Statement or the Prospectus.

         (l) Prior to the Closing Date (and, if applicable, the Option Closing
Date), the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

         (m) Prior to the Closing Date (and, if applicable, the Option Closing
Date), neither the Company nor the Trust will issue any press releases or other communications directly or indirectly and will hold no press conferences with respect to the Company or any of its subsidiaries, the financial condition, results of operations, business, properties, assets or liabilities of the Company or any of its subsidiaries, or the offering of the Offered Securities, without your prior written consent.

         (n) The Company will use its best efforts to obtain approval for, and maintain the quotation of the Trust Preferred Securities on the Nasdaq National Market.

         (o) So long as any Trust Preferred Securities are outstanding, the Trust will continue its existence in good standing as a business trust under the Delaware Act with power and authority to own its property and conduct its business as described in the Prospectus, and the Trust will remain duly qualified to transact business as a foreign corporation in good standing in each jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the Trust.

         (p) The Company and its subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls which provide reasonable assurance that (1) transactions are executed in accordance with management's authorization, (2) transactions are recorded as necessary to permit the preparation of the Company's consolidated financial statements and to maintain accountability for the assets of the Company and its subsidiaries, (3) access to the assets of the Company and its subsidiaries is permitted only in accordance with management's authorization, and (4) the recorded accounts of the assets of the Company and its subsidiaries are compared with existing assets at reasonable intervals.

         (q) During any period in which a prospectus is required by law to be delivered by an Underwriter or dealer, the Offerors will promptly file all documents required to be filed with the SEC pursuant to Sections 13, 14 or 15(d) of the 1934 Act.

         (r) If the Offerors elect to rely on Rule 462(b) under the 1933 Act, the Offerors shall both file an Abbreviated Registration Statement with the SEC in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act by the earlier of (i) 9:00 p.m., New York time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

         (s) The Company shall issue the Guarantees and the Subordinated Debentures concurrently with the issuance and sale of the Trust Preferred Securities as contemplated herein.

         (t) The Offerors will file all documents and notices and take such further actions as may be required to continue to quote the Trust Preferred Securities on the Nasdaq National Market. If the Trust Preferred Securities are exchanged for Subordinated Debentures, the Company will use its best efforts to effect the quotation of the Subordinated Debentures on the Nasdaq National Market.

         6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Trust Preferred Securities, as provided herein, shall be subject to the accuracy, as of the date hereof and as of the Closing Date (and, if applicable, the Option Closing Date), of the representations and warranties of the Offerors contained herein, to the performance by the Offerors of their covenants and obligations hereunder, and to the following additional conditions:

         (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 1:00 p.m., New York time, on the date hereof, or, with your consent, at a later date and time, not later than _____ p.m., New York time, on the first business day following the date hereof, or at such later date and time as may be approved by the Representatives; if the Offerors have elected to rely on Rule 462(b) under the 1933 Act, the Abbreviated Registration Statement shall have become effective not later than the earlier of
(x) 10:00 p.m. New York time, on the date hereof, or (y) at such later date and time as may be approved by the Representatives. All filings required by Rule 424 and Rule 430A of the 1933 Act Rules and Regulations shall have been made. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, the Trust or any Underwriter, threatened or contemplated by the SEC, and any request of the SEC for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters.

         (b) No Underwriter shall have advised the Company or the Trust on or prior to the Closing Date (and, if applicable, the Option Closing Date), that the Registration Statement or Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of counsel to the Underwriters, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) On the Closing Date (and, if applicable, the Option Closing Date), you shall have received the opinion of Elais, Matz, Tiernan & Herrick L.L.P., counsel for the Company, addressed to you and dated the Closing Date (and, if applicable, the Option Closing Date), to the effect that:

                  (i) The Registration Statement and all post-effective amendments thereto and the Abbreviated Registration Statement, if any, have become effective under the 1933 Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) or otherwise has been made in the manner and within the time period required thereby; and, to the knowledge of such counsel after due inquiry, no stop or other order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act or under the securities laws of any jurisdiction.

                  (ii) The Registration Statement and the Prospectus, and each amendment or supplement thereto (including any document incorporated by reference into the Prospectus), as of their respective effective or issue date, comply as to form and appear on their face to be appropriately responsive in all material respects to the requirements of Form S-3 under the 1933 Act and the applicable 1933 Act Rules and Regulations (except that such counsel need express no opinion as to the financial statements or other financial data); the Company and the Trust are entitled to use Form S-3 for the registration of the Offered Securities; and, as of the date they were filed with the SEC, the documents incorporated by reference in the Prospectus appear on their face to comply as to form and be appropriately responsive in all material respects with the requirements of the 1934 Act and the applicable 1934 Act Rules and Regulations (except that such counsel need express no opinion as to the financial statements or other financial data).

                  (iii) The information in the Prospectus under "Risk Factors," "Local Financial Capital Trust I," "Description of Trust Preferred Securities," "Description of Junior Subordinated Debentures," "Description of Guarantees," "Relationship Among the Trust Preferred Securities, the Junior Subordinated Debentures and the Guarantee," "Certain Federal Income Tax Consequences," "ERISA Considerations" and the information contained in the Registration Statement pursuant to
         Item 15, to the extent that such information constitutes summaries of statutes, laws, ordinances, rules, regulations, legal or governmental proceedings, contracts and other documents, the Company's Restated Certificate of Incorporation or by-laws or the Declaration, has been reviewed by such counsel and is accurate and fairly presents the information required to be shown under the 1933 Act and the 1933 Act Rules and Regulations.

                  (iv) The Underwriting Agreement has been duly authorized, executed and delivered each of the Company and the Trust and constitutes a valid and legally binding obligation of the Company and the Trust enforceable against the Company and the Trust in accordance with its terms, except to the extent that enforceability may be limited by the Bankruptcy Exceptions and except to the extent that the enforceability of the indemnification and contribution provisions of
         Section 7 of the Underwriting Agreement may be limited by public policy considerations as expressed in the 1933 Act as construed by courts of competent jurisdiction.

                  (v) The Company and its subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of the states or other jurisdictions in which they are incorporated, with full power and authority (corporate and other) to own, lease and operate their properties and conduct their businesses as described in the Prospectus and, with respect to the Company, to execute and deliver, and perform the Company's obligations under, this Agreement, the Indenture, the Guarantee Agreements, the Guarantees and the Subordinated Debentures; the Company and its subsidiaries are duly qualified to do business as foreign corporations in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect.

                  (vi) The entities listed on Schedule III are the only subsidiaries, direct or indirect, of the Company. The Company owns, directly or indirectly through other subsidiaries, the percentage indicated on Schedule III of the outstanding shares of capital stock or other securities evidencing equity ownership of such subsidiaries, and all such securities have been duly authorized and validly issued, are fully paid and non-assessable and, to the knowledge of such counsel, are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and are not the subject of any agreement or understanding with any person, and were not issued in violation of any preemptive or similar rights; and, to the knowledge of such counsel, except as disclosed in the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale, or instruments related to or entitling any person to purchase or otherwise acquire any shares of, or any security convertible into or exercisable or exchangeable for, any such shares of capital stock or other ownership interest of any of such subsidiaries.

                  (vii) The execution, delivery and performance of the Underwriting Agreement, the Declaration, the Indenture, the Trust Securities, the Subordinated Debentures, the Guarantees and the Guarantee Agreements, the consummation by the Company and the Trust of the transactions contemplated thereby and in the Registration Statement (including the issuance and sale of the Offered Securities), the filing of the Certificate of Trust with the Secretary of State of the State of Delaware, and compliance by the Company and the Trust with the terms of the foregoing do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company, any of its subsidiaries or the Trust under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel after due inquiry to which the Company, any of its subsidiaries or the Trust is a party or by which the Company, any of its subsidiaries or the Trust is bound or to which any of the properties or assets of the Company, any of its subsidiaries or the Trust is subject, except to such extent as, individually or in the aggregate, does not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries, the Certificate of Trust or the Declaration or any statute, rule, regulation or other law, or any order or judgment known to such counsel after due inquiry, of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or the Trust or any of their properties.

                  (viii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required in connection with the execution, delivery and performance by the Offerors of this Agreement, the Declaration, the Indenture, the Guarantee Agreements, the Guarantees, the Subordinated Debentures or the Trust Securities and the issuance and sale of the Offered Securities or the consummation of the transactions contemplated by any of the foregoing, except such as may be required under the 1933 Act or the 1933 Act Rules and Regulations and have been obtained, or as may be required by the NASD or under state securities or blue sky laws in connection with the purchase and distribution of the Trust Preferred Securities by the Underwriters. Each of the Company and its subsidiaries has filed all Notices pursuant to, and has obtained all Approvals required to be obtained under, and has otherwise complied with all requirements of, all applicable laws and regulations in connection with the issuance and sale of the Offered Securities, in each case with such exceptions, individually or in the aggregate, as would not affect the validity of the Offered Securities, their issuance or the transactions contemplated by any of the foregoing or have a Material Adverse Effect; and no such Notices or Approvals are required to be filed or obtained by the Company or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement, the Declaration, the Indenture, the Guarantee Agreements, the Guarantees, the Subordinated Debentures or the Trust Securities, the issuance and sale of the Offered Securities or the transactions contemplated by any of the foregoing, in each case with such exceptions, individually or in the aggregate, as would not affect the validity of the Offered Securities, their issuance or the transactions contemplated hereby or have a Material Adverse Effect.

                  (ix) To the knowledge of such counsel after due inquiry and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the knowledge of such counsel after due inquiry, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (x) The Company has duly and validly authorized capital stock as set forth under the caption "Capitalization" in the Prospectus; all outstanding shares of Common Stock of the Company have been duly authorized, validly issued, and are fully paid and non-assessable.

                  (xi) The Declaration has been duly authorized, executed and delivered by the Company and the Administrative Trustees, and constitutes a valid and binding obligation of the Company and each of the Administrative Trustees, enforceable against the Company and each of the Administrative Trustees in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions; the Declaration conforms as to legal matters to the description thereof in the Prospectus; and the Declaration has been duly qualified under the 1939 Act.

                  (xii) The Trust Common Securities have been duly authorized and, when issued, delivered and paid for in accordance with the Declaration and as described in the Prospectus, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the issuance of the Trust Common Securities is not subject to preemptive or other similar rights; the Trust Common Securities conform as to legal matters to the description thereof in the Prospectus; and, to the best of such counsel's knowledge, the Trust Common Securities are directly owned by the Company free and clear of any lien, encumbrance, equity or claim.

                  (xiii) The Trust Preferred Securities have been duly authorized, and when issued, delivered and paid for by the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the issuance of the Trust Preferred Securities is not subject to preemptive or other similar rights; the Trust Preferred Securities conform as to legal matters to the descriptions thereof in the Prospectus.

                  (xiv) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Debt Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture has been duly qualified under the 1939 Act; and the Indenture conforms as to legal matters to the description thereof in the Prospectus.

                  (xv) The Subordinated Debentures have been duly authorized, executed and delivered by the Company, and, when authenticated by the Debt Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Subordinated Debentures conform as to legal matters to the description thereof in the Prospectus; the Subordinated Debentures are in the form established pursuant to the Indenture; and the Subordinated Debentures are entitled to the benefits of the Indenture.

                  (xvi) Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Company, and, assuming the Preferred Securities Guarantee Agreement is duly authorized, executed and delivered by the Guarantee Trustee, each of the Guarantee Agreements constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions: the Preferred Securities Guarantee Agreement has been duly qualified under the 1939 Act; and the Guarantees and the Guarantee Agreements conform as to legal matters to the descriptions thereof in the Prospectus.

                  (xvii) To the knowledge of such counsel after due inquiry, the Company and each of its subsidiaries hold all licenses, certificates, permits and approvals from all state, federal and other regulatory authorities, and have satisfied in all material respects the requirements imposed by regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, that are required for the Company and its subsidiaries lawfully to own, lease and operate its properties and conduct its business as described in the Prospectus, and, to the knowledge of such counsel after due inquiry, each of the Company and its subsidiaries is conducting its business in compliance in all material respects with all of the laws, rules and regulations of each jurisdiction in which it conducts its business.

                  (xviii) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in default or violation with respect to its charter or by-laws. The Trust is not, and with the giving of notice or lapse of time or both would not be, in default or violation with respect to the Declaration. Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, or in violation of any statutes, laws, ordinances or governmental rules or regulations or any orders or decrees to which it is subject, including, without limitation, Section 13 of the 1934 Act, and neither the Company nor any of its subsidiaries has failed to obtain any other license, permit, franchise, easement, consent, or other governmental authorization necessary to the ownership, leasing and operation of its properties or to the conduct of its business, which default, violation or failure, individually or in the aggregate, would have a Material Adverse Effect.

                  (xix) To the knowledge of such counsel after due inquiry, (A) there are no material (individually or in the aggregate) legal, governmental or regulatory proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of which the business or properties of the Company or any of its subsidiaries is the subject which are not disclosed in the Registration Statement and Prospectus; (B) there are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required; and (C) there are no statutes, ordinances, laws, rules or regulations required to be described in the Registration Statement or Prospectus which are not described as required.

                  (xx) Neither the Company nor the Trust is, and after giving effect to the issuance and sale of the Trust Securities and the issuance of the Subordinated Debentures as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus, neither the Company nor the Trust will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

                  (xxi) Each of the Company and each of its subsidiaries has statutory authority, franchises, and consents free from burdensome restrictions and adequate for the conduct of the business in which it is engaged as of the date hereof, as described in the Prospectus, except to the extent that the absence of such statutory authority or the failure to obtain such franchises or consents would not have a Material Adverse Effect.

                  (xxii) To the knowledge of such counsel after due inquiry and except as disclosed in the Prospectus, no holder of any security of the Company has any right to require registration of shares of common stock or any other security of the Company because of the filing of the Registration Statement or the consummation of the transactions contemplated hereby and, except as disclosed in the Prospectus, no person has the right to require registration under the 1933 Act of any shares of Common Stock or other securities of the Company.

         Such opinion shall also include such federal tax, ERISA and other related matters of the type ordinarily included in similar transactions or reasonably requested by counsel for the Underwriters.

         Such counsel shall confirm that during the preparation of the Registration Statement and Prospectus, such counsel participated in conferences with the Representatives and their counsel and with officers and representatives of the Company and its independent accountants, at which conferences the contents of the Registration Statement and the Prospectus (including all documents filed under the 1934 Act and deemed incorporated by reference therein) were discussed, reviewed and revised. On the basis of the information which was developed in the course thereof, considered in light of such counsel's understanding of applicable law and the experience gained by such counsel through their practice thereunder, without such counsel assuming responsibility for the accuracy and completeness of such statements except to the extent expressly provided above, such counsel shall confirm that nothing came to their attention that would lead them to believe that either the Registration Statement (including any document filed under the 1934 Act and deemed incorporated by reference therein), as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Prospectus or any amendment or supplement thereto (including any document filed under the 1934 Act and deemed incorporated by reference therein) as of its respective issue date and as of the Closing Date, or, if applicable, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements or other financial data as to which such counsel need express no opinion).

         In rendering the foregoing opinion, such counsel may rely, as to all matters of fact, upon certificates and written statements of the executive officers of, and accountants for, the Company, provided, in either case, that such counsel shall state in their opinion that they and the Underwriters are justified in relying thereon.

         (d) On the Closing Date (and, if applicable, the Option Closing Date), you shall have received the opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Offerors, addressed to you, dated the Closing Date (and, if applicable, the Option Closing Date) and in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                  (ii) Under the Delaware Act and the Declaration, the Trust has the trust power and authority to (A) own property and conduct its business as described in the Prospectus, (B) execute and deliver, and to perform its obligations under, the Underwriting Agreement, (C) to issue and perform its obligations under the Trust Securities and (D) to purchase and hold the Subordinated Debentures.

                  (iii) Under the Delaware Act and the Declaration, the execution and delivery by the Trust of the Underwriting Agreement and the performance by the Trust of its obligations thereunder have been duly authorized by all necessary trust action on the part of the Trust.

                  (iv) The Declaration constitutes a valid and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms, subject, as to enforcement, to the effect upon the Declaration of (A) applicable bankruptcy, insolvency, reorganization, liquidation, moratorium, receivership, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (B) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (C) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                  (v) The Trust Preferred Securities have been duly authorized by the Declaration, and are duly and validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Declaration; the holders of the Trust Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the holders of the Trust Preferred Securities will be required to make certain payments described in the Declaration; and, under the Delaware Act, the certificate attached to the Declaration as Exhibit A-1 is an appropriate form of certificate to evidence ownership of the Trust Preferred Securities.

                  (vi) The Trust Common Securities have been duly authorized by the Declaration and are duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust.

                  (vii) Under the Delaware Act and the Declaration, the issuance of the Trust Securities is not subject to preemptive or other similar rights.

                  (viii) The issuance and sale by the Trust of the Trust Securities, the purchase by the Trust of the Subordinated Debentures, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated thereby and the compliance by the Trust with its obligations thereunder do not violate (i) any of the provisions of the Certificate of Trust or the Declaration or (ii) any applicable Delaware law, rule or regulation.

                  (ix) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or any Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the due authorization, execution or delivery of the Underwriting Agreement or for the performance of the transactions contemplated under the Prospectus, the Underwriting Agreement, the Declaration, the Trust Preferred Securities or the Trust Common Securities.

         In rendering the foregoing opinion, such counsel may rely, as to all matters of fact, upon certificates and written statements of the executive officers of, and accountants for, the Company, provided, in either case, that such counsel shall state in their opinion that they and the Underwriters are justified in relying thereon.

         (e) You shall have received on the Closing Date (and, if applicable, the Option Closing Date) from Emmit, Marvin & Martin, counsel for the Property Trustee, the Debt Trustee and the Guarantee Trustee, addressed to you, dated the Closing Date (and, if applicable, the Option Closing Date) and in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) The Bank of New York is a _____________, duly organized, validly existing and in good standing under the laws of the State of _______________, with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture.

                  (ii) The execution, delivery and performance by the Property Trustee of the Declaration, the execution, delivery and performance by the Guarantee Trustee of the Preferred Securities Guarantee Agreement and the execution, delivery and performance by the Debt Trustee of the Indenture have been duly authorized by all necessary corporate action on the part of the Property Trustee, the Guarantee Trustee and the Debt Trustee, respectively. The Declaration, the Preferred Securities

         Guarantee Agreement and the Indenture have been duly executed and delivered by the Property Trustee, the Guarantee Trustee and the Debt Trustee, respectively, and the Declaration, the Preferred Securities Guarantee Agreement and the Indenture constitute legal, valid and binding obligations of the Property Trustee, the Guarantee Trustee, and the Debt Trustee, respectively, enforceable against the Property Trustee, the Guarantee Trustee and the Debt Trustee, respectively, in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                  (iii) The execution, delivery and performance of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture by the Property Trustee, the Guarantee Trustee and the Debt Trustee, respectively, do not conflict with or constitute a breach of the charter or bylaws of the Property Trustee, the Guarantee Trustee or the Debt Trustee, respectively.

                  (iv) No consent, approval or authorization of, or registration with or notice to, any federal or state banking authority is required for the execution, delivery or performance by the Property Trustee, the Guarantee Trustee or the Debt Trustee of the Declaration, the Preferred Securities Guarantee Agreement or the Indenture, respectively.

                  (v) The Statement of Eligibility on Form T-1 with respect to each of the Property Trustee, the Debt Trustee and the Guarantee Trustee filed with the SEC as part of the Registration Statement complied as to form in all material respects with the requirements of the 1939 Act and the 1939 Act Rules and Regulations.

         In rendering the foregoing opinion, such counsel may rely, as to all matters of fact, upon certificates and written statements of the executive officers of, and accountants for, the Company, provided, in either case, that such counsel shall state in their opinion that they and the Underwriters are justified in relying thereon.

         (f) You shall have received on the Closing Date (and, if applicable, the Option Closing Date) from Emmit, Marvin & Martin, counsel for the Delaware Trustee, addressed to you, dated the Closing Date (and, if applicable, the Option Closing Date) and in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) The Bank of New York (Delaware) is a _______________, with its principal place of business in the State of Delaware, and is duly incorporated, validly existing and in good standing under the laws of the United States with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under, the terms of the Declaration.

                  (ii) The execution, delivery and performance by the Delaware Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee and constitutes the legal, valid and binding obligation of the Delaware

         Trustee, enforceable against the Delaware Trustee in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                  (iii) The execution, delivery and performance of the Declaration by the Delaware Trustee do not conflict with or constitute a breach of the charter or bylaws of the Delaware Trustee.

                  (iv) No consent, approval or authorization of, or registration with or notice to, any federal or Delaware banking authority is required for the execution, delivery or performance of the Declaration by the Delaware Trustee, other than the filing of the Certificate of Trust with the Delaware Secretary of State.

         In rendering the foregoing opinion, such counsel may rely, as to all matters of fact, upon certificates and written statements of the executive officers of, and accountants for, the Company, provided, in either case, that such counsel shall state in their opinion that they and the Underwriters are justified in relying thereon.

         (g) You shall have received on the Closing Date (and, if applicable, the Option Closing Date), from Mayer, Brown & Platt, counsel to the Underwriters, such opinion or opinions, dated the Closing Date (and, if applicable, the Option Closing Date) with respect to such matters as you may reasonably require; and the Company and the Trust shall have furnished to such counsel such documents as they reasonably request for the purposes of enabling them to review or pass on the matters referred to in this Section 6 and in order to evidence the accuracy, completeness and satisfaction of the representations, warranties and conditions herein contained.

         (h) You shall have received at or prior to the Closing Date from Mayer, Brown & Platt a memorandum or memoranda, in form and substance satisfactory to you, with respect to the qualification for offering and sale by the Underwriters of the Offered Securities under state securities or Blue Sky laws of such jurisdictions as the Underwriters may have designated to the Company.

         (i) On the business day immediately preceding the date of this Agreement and on the Closing Date (and, if applicable, the Option Closing Date), you shall have received from KPMG, a letter or letters, dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to you, confirming that they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the published Rules and Regulations, and stating to the effect set forth in Schedule IV hereto.

         (j) Except as contemplated in the Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, or entered into any transactions, and there shall not have been any change in the capital stock or short-term or long-term debt of the Company and its subsidiaries or any change, or any development involving or which might reasonably be expected to involve a prospective change in the condition (financial or other), net worth, business, affairs, management, prospects, results of operations or cash flow of the Company or its subsidiaries, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material or adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities being delivered on such Closing Date (and, if applicable, the Option Closing Date) on the terms and in the manner contemplated in the Prospectus.

         (k) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the SEC for purposes of Rule 436(g)(2) under the 1933 Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

         (l) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the American Stock Exchange or The Nasdaq National Market or the establishing on such exchanges or market by the SEC or by such exchanges or markets of minimum or maximum prices which are not in force and effect on the date hereof; (ii) a suspension or material limitation in trading in the Company's securities (including, without limitation, the Trust Preferred Securities) on The Nasdaq National Market or the establishing on such market by the SEC or by such market of minimum or maximum prices which are not in force and effect on the date hereof; (iii) a general moratorium on commercial banking activities declared by either federal or any state authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, which in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities in the manner contemplated in the Prospectus; or (v) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, which in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities in the manner contemplated in the Prospectus.

         (m) You shall have received certificates, dated the Closing Date (and, if applicable, the Option Closing Date) and signed by the President and the Chief Financial Officer of the Company, in their capacities as such, stating that:

                  (i) the condition set forth in Section 6(a) has been fully satisfied;

                  (ii) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and all documents incorporated by reference therein and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto or any documents incorporated by reference therein as of their respective effective, issue or filing dates, contained, and the Prospectus as amended or supplemented and all documents incorporated by reference therein when read together with the documents incorporated by reference therein, at such Closing Date, contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (iii) since the Effective Date, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth and there has been no document required to be filed under the 1934 Act and the 1934 Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed;

                  (iv) all representations and warranties made herein by the Company and the Trust are true and correct at such Closing Date, with the same effect as if made on and as of such Closing Date, and all agreements herein to be performed or complied with by the Company or the Trust on or prior to such Closing Date have been duly performed and complied with by the Company or the Trust, as the case may be;

                  (v) neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;

                  (vi) except as disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, other than in the ordinary course of business, or entered into any transactions not in the ordinary course of business, which in either case are material to the Company or such subsidiary; and there has not been any change in the capital stock or material increase in the short-term debt or long-term debt of the Company or any of its subsidiaries or any material adverse change or any development involving or which may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), net worth, business, affairs, management, prospects, results of operations or cash flow of the Company and its subsidiaries taken as a whole; and there has been no dividend or distribution of any kind, paid or made by the Company on any class of its capital stock;

                  (vii) there has not been any change or decrease specified in paragraph [5(a)] of the letter or letters delivered to the Underwriters referred to in Section 6(i) above, except those changes and decreases that are disclosed therein; and

                  (viii) covering such other matters as you may reasonably request.

         (n) Each of the Company and the Trust shall not have failed, refused, or been unable, at or prior to the Closing Date (and, if applicable, the Option Closing Date) to have performed any agreement on their part to be performed or any of the conditions herein contained and required to be performed or satisfied by them at or prior to such Closing Date.

         (o) The Trust Preferred Securities shall have been approved for quotation upon official notice of issuance on The Nasdaq National Market.

         (p) If the Registration Statement or an offering of Offered Securities is required to be and has been filed with the NASD for review, the NASD shall not have raised any objection that remains unresolved on the Closing Date with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (q) Each of the Company and the Trust shall have furnished to you at the Closing Date (and, if applicable, the Option Closing Date) such further information, opinions, certificates, letters and documents as you may have reasonably requested.

         The Declaration, the Preferred Securities Guarantee, the Preferred Securities Guarantee Agreement and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to the Underwriters.

         All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and to Mayer, Brown & Platt, counsel for the several Underwriters. The Company and the Trust will furnish you with such signed and conformed copies of such opinions, certificates, letters and documents as you may request.

         If any of the conditions specified above in this Section 6 shall not have been satisfied at or prior to the Closing Date (and, if applicable, the Option Closing Date) or waived by you in writing, this Agreement may be terminated by you on notice to the Company.

         7. Indemnification and Contribution. (a) The Offerors, jointly and severally, will indemnify and hold harmless each Underwriter for and against any losses, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or any other prospectus relating to the Offered Securities, or any amendment or supplement thereto, or in any blue sky application or other document executed by the Company or based on any information furnished in writing by the Company, filed in any state or other jurisdiction in order to qualify any or all of the Offered Securities under the securities laws thereof (the "Blue Sky Application"), or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses incurred by such Underwriter in connection with investigating, preparing, pursuing or defending against or appearing as a third party witness in connection with any such loss, damage, liability or action or claim, including, without limitation, any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to the indemnified party, as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 7(d) hereof) any such settlement is effected with the written consent of the Company).

         (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and the Trust for and against any losses, damages or liabilities to which the Company or the Trust may become subject, under the 1933 Act or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or any other prospectus relating to the Offered Securities, or any amendment or supplement thereto, or any Blue Sky Application, or arise out of are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus or any other prospectus relating to the Offered Securities, or any such amendment or supplement, or any Blue Sky Application, in reliance upon and in conformity with written information relating to the Underwriter furnished to the Company by you or by any Underwriter through you, expressly for use in the preparation thereof (as provided in Section 14 hereof), and will reimburse the Company or the Trust for any legal or other expenses incurred by the Company or the Trust, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 7(d) hereof) any such settlement is effected with the written consent of the Underwriters).

         (c) Promptly after receipt by an indemnified party under Section 7(a), 7(b) or 7(c) hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under Section 7(a), 7(b) or 7(c) hereof, notify each such indemnifying party in writing of the commencement thereof, but the failure so to notify such indemnifying party shall not relieve such indemnifying party from any liability except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have to any such indemnified party otherwise than under Section 7(a), 7(b) or 7(c) hereof. In case any such action shall be brought against any such indemnified party and it shall notify each indemnifying party of the commencement thereof, each such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party under Section 7(a), 7(b) or 7(c) hereof similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of such indemnified party, be counsel to such indemnifying party), and, after notice from such indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under Section 7(a), 7(b) or 7(c) hereof for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party at the expense of the indemnifying party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by such counsel that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense, or certain aspects of the defense, of such action (in which case the indemnifying party shall not have the right to direct the defense of such action with respect to those matters or aspects of the defense on which a conflict exists or may exist on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel reasonably satisfactory to such indemnified party to assume the defense of such action, in any of which events such fees and expenses to the extent applicable shall be borne, and shall be paid as incurred, by the indemnifying party. If at any time such indemnified party shall have requested such indemnifying party under Section 7(a), 7(b) or 7(c) hereof to reimburse such indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a), 7(b) or 7(c) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of such request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No such indemnifying party shall, without the written consent of such indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not such indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any such indemnified party. In no event shall such indemnifying parties be liable for the fees and expenses of more than one counsel, including any local counsel, for all such indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to indemnify or hold harmless an indemnified party under Section 7(a), 7(b) or 7(c) hereof in respect of any losses, damages or liabilities (or actions or claims in respect thereof) referred to therein, then each indemnifying party under Section 7(a), 7(b) or 7(c) hereof shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages or liabilities (or actions or claims in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 7(d) hereof and such indemnifying party was prejudiced in a material respect by such failure, then each such indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Company and the Trust, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, damages or liabilities (or actions or claims in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by, as applicable, the Company and the Trust, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and the Trust bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault, as applicable, of the Company or the Trust, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Trust, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7(e). The amount paid or payable by such an indemnified party as a result of the losses, damages or liabilities (or actions or claims in respect thereof) referred to above in this Section 7(e) shall be deemed to include any legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of

Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this Section 7(e) to contribute are several in proportion to their respective underwriting obligations with respect to the Offered Securities and not joint.

         (e) The obligations of the Company and the Trust under this Section 7 shall be in addition to any liability that the Company and the Trust may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee, agent or other representative and to each person, if any, who controls any Underwriter within the meaning of the 1933 Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and each Trustee of the Trust who signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the 1933 Act and to each person, if any, who controls the Trust within the meaning of the 1933 Act.

         (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including, without limitation, the provisions of this Section 7, and are fully informed regarding such provisions. They further acknowledge that the provisions of this Section 7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement, any Preliminary Prospectus, the Prospectus, and any supplement or amendment thereof, as required by the 1933 Act.

         8. Representations and Agreements to Survive Delivery. The respective representations, warranties, agreements and statements of the Company and the Trust and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain operative and in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company or any of its officers, directors or any controlling persons, or the Trust or any of its Trustees, and shall survive delivery of and payment for the Offered Securities hereunder.

         9. Substitution of Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Offered Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Offered Securities on the terms contained herein. If within thirty six hours after such default by any Underwriter you do not arrange for the purchase of such Offered Securities, then the Company and the Trust shall be entitled to a further period of thirty six hours within which to procure another party or parties reasonably satisfactory to you to purchase such Offered Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Trust that you have so arranged for the purchase of such Offered Securities, or the

Company and the Trust notify you that they have so arranged for the purchase of such Offered Securities, you or the Company and the Trust shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and the Trust agree to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any persons substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Offered Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters made by you and the Company and the Trust as provided in subsection (a) above, the aggregate number of Offered Securities which remains unpurchased does not exceed one-eleventh of the total Offered Securities to be sold on the Closing Date, then the Company and the Trust shall have the right to require each nondefaulting Underwriter to purchase the Offered Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each nondefaulting Underwriter to purchase its pro rata share (based on the number of Offered Securities which such Underwriter agreed to purchase hereunder) of the Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters made by you and the Company and the Trust as provided in subsection (a) above, the number of Offered Securities which remains unpurchased exceeds one-eleventh of the total Offered Securities to be sold on the Closing Date, or if the Company and the Trust shall not exercise the right described in subsection (b) above to require the nondefaulting Underwriters to purchase Offered Securities of the defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Option Closing Date, the obligations of the Underwriters to purchase and of the Company and the Trust to sell the Option Offered Securities) shall thereupon terminate, without liability on the part of any nondefaulting Underwriter or the Company and the Trust except for the expenses to be borne by the Company and the Underwriters as provided in Section 11 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. Effective Date and Termination. (a) This Agreement shall become effective at 1:00 p.m., New York time, on the first business day following the effective date of the Registration Statement, or at such earlier time after the effective date of the Registration Statement as you in your discretion shall first release the Offered Securities for offering to the public; provided, however, that the provisions of Section 7 and 11 shall at all times be effective. For the purposes of this Section 10(a), the Offered Securities shall be deemed to have been released to the public upon release by you of the publication of a newspaper advertisement relating to the Offered Securities or upon release of telegrams, facsimile transmissions or letters offering the Offered Securities for sale to securities dealers, whichever shall first occur.

         (b) This Agreement may be terminated by you at any time before it becomes effective in accordance with Section 10(a) by notice to the Company; provided, however, that the provisions of this Section 10 and of Section 7 and
Section 11 hereof shall at all times be effective. In the event of any termination of this Agreement pursuant to Section 9 or this Section 10(b) hereof, the Company shall not then be under any liability to any Underwriter except as provided in Section 7 or Section 11 hereof.

         (c) This Agreement may be terminated by you at any time at or prior to the Closing Date by notice to the Company if any condition specified in Section 6 hereof shall not have been satisfied on or prior to the Closing Date. Any such termination shall be without liability of any party to any other party except as provided in Sections 7 and 11 hereof.

         (d) This Agreement also may be terminated by you, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Trust Preferred Securities, if any condition specified in Section 6 hereof shall not have been satisfied at or prior to the Option Closing Date or as provided in
Section 9 of this Agreement.

         If you terminate this Agreement as provided in Sections 10(b), 10(c) or 10(d), you shall notify the Company by telephone or telegram, confirmed by letter.

         11. Costs and Expenses. The Company, whether or not the transactions contemplated hereby are consummated or this Agreement is prevented from becoming effective under Section 10 hereof or is terminated, will bear and pay the costs and expenses incident to the registration of the Offered Securities and public offering thereof, including, without limitation, (a) all expenses (including stock transfer taxes) incurred in connection with the delivery to the several Underwriters of the Offered Securities, the filing fees of the SEC, the fees and expenses of the Company's and the Trust's counsel and accountants and the fees and expenses of counsel for the Company and the Trust, (b) the preparation, printing, filing, delivery and shipping of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto (except as otherwise expressly provided in Section 5(d) hereof) and the printing, delivery and shipping of this Agreement, other underwriting documents, including the Agreement Among Underwriters, the Selected Dealer Agreement, Underwriters' Questionnaires and Powers of Attorney and Blue Sky Memoranda, the Indenture, the Declaration, the Trust Securities, the Subordinated Debentures, the Guarantee Agreements, the Guarantees and any instruments or documents related to any of the foregoing, (c) the furnishing of copies of such documents (except as otherwise expressly provided in Section 5(d) hereof) to the Underwriters, (d) the registration or qualification of the Offered Securities for offering and sale under the securities laws of the various states and other jurisdictions, including the fees and disbursements of counsel to the Underwriters relating to such registration or qualification and in connection with preparing any Blue Sky Memoranda or related analysis, (e) the filing fees of the NASD (if any) and fees and disbursements of counsel to the Underwriters relating to any review of the offering by the NASD, (f) all printing and engraving costs related to preparation of the certificates for the Offered Securities, including transfer agent and registrar fees, (g) all fees and expenses relating to the authorization of the Offered Securities for quotation on The Nasdaq National Market, (h) all travel expenses, including air fare and accommodation expenses, of representatives of the Company in connection with the offering of the Offered Securities, (i) the fees and expenses of any transfer agent or registrar for the Offered Securities, (j) the fees and expenses of the Debt Trustee, the Property Trustee, the Delaware Trustee and the Guarantee Trustee, including the fees and disbursements of their respective counsel, (k) the cost of qualifying the Offered Securities with The Depository Trust Corporation, and (l) all of the other costs and expenses incident to the performance by the Company and the Trust of the registration and offering of the Offered Securities; provided, that the Underwriters will bear and pay the fees and expenses of the Underwriters' counsel (except as provided in this Section 11), the Underwriters' out-of-pocket expenses, and any advertising costs and expenses incurred by the Underwriters incident to the public offering of the Offered Securities.

         If this Agreement is terminated by you in accordance with the provisions of Section 10(c), the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of counsel to the Underwriters.

         12. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Underwriters shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed c/o A.G. Edwards & Sons, Inc. at One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Director, Corporate Finance, facsimile number [(314) ___-____], with a copy to ___________________,
Attention: General Counsel, facsimile number [(314) ___-____], or if sent to the Company or the Trust shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to the Company at 3601 NW 63rd Street, Oklahoma City, Oklahoma 73116, facsimile number (405) 841-2289. Notice to any Underwriter pursuant to Section 7 shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to such Underwriter's address as it appears in the Underwriters' Questionnaire furnished in connection with the offering of the Offered Securities or as otherwise furnished to the Company.

         13. Information Furnished by Underwriters. The statements in the second, eighth and ninth paragraphs and the table under the first paragraph under the caption "Underwriting" in the Prospectus constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Section 4(a)(ii) and Section 7 hereof.

         14. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Trust and, to the extent provided in Sections 7 and 8, the officers and directors of the Company and each person who controls the Company, the Trustees of the Trust and each person who controls the Trust or any Underwriter and their respective heirs, executors, administrators, successors and assigns. Nothing expressed or mentioned in this

Agreement is intended or shall be construed to give any person, corporation or other entity any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person, corporation or other entity. No purchaser of any of the Offered Securities from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

         In all dealings hereunder, you shall act on behalf of each of the several Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by you jointly or by A.G. Edwards & Sons, Inc. on behalf of you as the representatives, as if the same shall have been made or given in writing by the Underwriters.

         15. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         16. Pronouns. Whenever a pronoun of any gender or number is used herein, it shall, where appropriate, be deemed to include any other gender and number.

         17. Time of Essence. Time shall be of the essence of this Agreement.

         18. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Missouri, without giving effect to the choice of law or conflict of laws principles thereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Trust in accordance with its terms.

                                   Very truly yours,
                                   LOCAL FINANCIAL CORPORATION


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:


                                   LOCAL FINANCIAL CAPITAL TRUST I
                                   By: Local Financial Corporation, as sponsor


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:



CONFIRMED AND ACCEPTED,
as of the date first above written:

A.G. EDWARDS & SONS, INC.
FRIEDMAN BILLINGS RAMSEY
KEEFE BRUYETTE & WOODS
By:  A.G. EDWARDS & SONS, INC.


By:
   ---------------------------------
         Authorized Signatory

                                   SCHEDULE I

                              List of Underwriters


Name of Underwriter                         Number of Trust Preferred Securities
-------------------                         ------------------------------------

A.G. Edwards & Sons, Inc.                   ----------------------

Friedman, Billings, Ramsey & Co. Inc.       ----------------------

Keefe, Bruyette & Woods, Inc.               ----------------------

TOTAL                                       ----------------------

                                   SCHEDULE II

                Commissions Payable Per Trust Preferred Security

                                  SCHEDULE III
                              List of Subsidiaries

                                   SCHEDULE IV


         Pursuant to Section 6(i) of the Underwriting Agreement, KPMG LLP shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the applicable Rules and Regulations thereunder.

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the applicable Rules and Regulations with respect to registration statements on Form S-3; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representatives of the Underwriters (the "Representatives").

                  (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, performing the procedures specified by the AICPA for a review of interim financial information as discussed in SAS No. 71, Interim Financial Information, on the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) any material modifications should be made to the
               unaudited statements of consolidated income, statements of consolidated financial position and statements of consolidated cash flows included or incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles, or the unaudited statements of consolidated income, statements of consolidated financial position and statements of consolidated cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published Rules and Regulations thereunder.

                    (B) any other unaudited income statement data and balance
               sheet items included or incorporated by reference in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Prospectus.

                    (C) the unaudited financial statements which were not
               included or incorporated by reference in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the Prospectus.

                    (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

                    (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated working capital, net current assets or net assets, or any changes in any other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

                    (F) for the period from the date of the latest financial
               statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or any changes in any other items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for changes, decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter.

                  (iv) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries for the periods covered by their reports and any interim or other periods since the latest period covered by their reports, which appear or are incorporated by reference in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.